Exhibit 2

                             JOINT FILING AGREEMENT

                     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01 per share, of Tenneco Automotive Inc.; and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned hereby execute this Agreement this 10th day of August, 2000.


GREENHOUSE PARTNERS, L.P.                  GREENWAY PARTNERS, L.P.

                                           By: Greenhouse Partners, L.P., its
By: /s/ Gary K. Duberstein                     general partner
    ------------------------------
    Gary K. Duberstein, general
    partner                                    By: /s/ Gary K. Duberstein
                                                   -----------------------------
                                                   Gary K. Duberstein, general
                                                   partner


GREENHUT, L.L.C.                           GREENTREE PARTNERS, L.P.

                                           By: Greenhut, L.L.C., its general
By: /s/ Gary K. Duberstein                     partner
    -----------------------------
    Gary K. Duberstein, Member                 By: /s/ Gary K. Duberstein
                                                   -----------------------------
                                                   Gary K. Duberstein, Member


GREENHUT OVERSEAS, L.L.C.                  GREENSEA OFFSHORE, L.P.

                                           By: Greenhut Overseas, L.L.C., its
By: /s/ Gary K. Duberstein                     investment general partner
    -----------------------------
    Gary K. Duberstein, Member                 By: /s/ Gary K. Duberstein
                                                   -----------------------------
                                                   Gary K. Duberstein, Member


                                           GREENBELT CORP.

                                           By: /s/ Alfred D. Kingsley
                                               ---------------------------------
                                               Alfred D. Kingsley, President


                                           /s/ Alfred D. Kingsley
                                           -------------------------------------
                                           Alfred D. Kingsley


                                           /s/ Gary K. Duberstein
                                           -------------------------------------
                                           Gary K. Duberstein